                                                                    Exhibit 10.4


                              CONSULTING AGREEMENT

         THIS CONSULTING AGREEMENT is made and entered into as of the 1st day of June, 1999 by and between Lahaina Acquisitions, Inc., a Colorado corporation, and its successors (hereinafter referred to as the "Company"), and Gator Glory, LLC, hereinafter referred to as "Consultant").

                                   WITNESSETH:

         WHEREAS, Consultant possesses significant knowledge and experience in the management of private and public corporations and has been engaged by the Company to provide certain consulting services to it; and

         WHEREAS, the Company desires to enter into this Agreement with Consultant to set forth in detail the consulting services to be provided to the Company, and to provide for the payment for such services by the Company, and Consultant wishes to provide such consulting services, all upon the terms and subject to the conditions contained herein;

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Engagement and Term. Subject to the terms and conditions of this Agreement, the Company hereby retains Consultant to provide the consulting services described in Section 2 below, and Consultant hereby accepts such engagement. The term of this Agreement shall commence on the date hereof and shall continue for a period of two years (the "Term"), provided that this agreement may be terminated prior to the expiration of the Term upon 90 days written notice by Consultant to the Company, except that the payment of fees under this Agreement shall continue for a period equal to that of the engagement of the Company by Client. If no term is indicated in any agreement, other than this Agreement, between the Client and the Company, the term of such agreement shall be two years from the date of the initial activity for each consulting situation. The initial date and the term for each assignment shall be listed on a separate form, Addendum "A", each signed copy of which shall become a part of this Agreement.

         2. Description of Services. During the term of this Agreement, as requested from time to time by the Company, Consultant shall provide to the Company, or other affiliates, or entities related to the Company, advice regarding matters for either the Company or other affiliates, or entities related to the Company, as set forth more fully below. The consulting activities which the Consultant may provide to the Company may include advice relating to mergers, acquisitions, strategic planning, marketing

Page 2 of 9
Consulting Agreement between
Lahaina Acquisitions, Inc. and
Gator Glory, LLC
June 1, 1999


communications and public relations ("Communication Services"), technology implementation and, at the request of the Company, the Consultant shall also provide (i) advice regarding the management of the Company, (ii) financial advice regarding the Company's operations, (iii) advice relating to corporate governance issues and (iv) strategic planning advice (the "Management Consulting Services", only together with Communication Services, the "Services"). The activities for which such advice is provided shall be listed on a separate sheet whose form and content shall be as shown in Addendum "A" of this Agreement. Upon signature by the Company and the Consultant, each Addendum "A" shall become a part of this Agreement.

         3. Non-Exclusivity of Services. The Company acknowledges that Consultant shall not be engaged by the Company on a full-time basis and shall provide Services to other companies from time to time. The Company further acknowledges that Consultant may not be available at all times to respond promptly to requests for the provision of Services due to other business commitments; however, Consultant shall use reasonable efforts to respond within a reasonable time to requests for Services by the Company.

         4. Place of Engagement. The Services to be performed by Consultant pursuant to this Agreement shall be rendered primarily from the offices of the Consultant or at one or more suitable locations designated by the Company, with the mutual agreement of the Consultant.

         5. Compensation. In consideration of Consultant's Services hereunder, for and during the Term of this Agreement, the Company shall pay Consultant a consulting fee equal to $10,000 per month, payable one month in advance, in addition to a one-time payment of $30,000 for services rendered prior to June 1, 1999 and supplemental compensation which shall be paid as a fee equal to two percent of the value of any transaction set forth on Addendum "A" of this Agreement. The value used in computing the fee shall be equal to the gross funding amount in the case of debt or equity transactions, or asset value in the case of an asset sale or purchase, or in the case of a purchase or sale of a business or operation. Fees involved shall be provided from the companies listed on any and all forms titled Addendum "A", a copy of which form is attached to this Agreement, and subsequently added to this Agreement during its Term. Such fees shall include all compensation, including but not limited to cash compensation, equity, warrants, options, consulting fees or long term incentive options. The Company shall pay to the Consultant its portion of the fees within 48 hours of completion of the

Page 3 of 9
Consulting Agreement between
Lahaina Acquisitions, Inc. and
Gator Glory, LLC
June 1, 1999


transaction by the Company. The Company shall provide the consultant with medical benefits comparable to and of equal value with the medical benefits the Company provides its senior executives.

         For the equity, options, warrants and other equity-related items referenced in this Section 5, such items shall be listed in the name, either personal or company, provided by the Consultant and shall be registered, transferred and available for sale under terms not less favorable than those provided to any other individual or entity.

         6. Expenses & Office Support. The Company shall reimburse the Consultant for all expenses incurred as a result of the performance of its duties under this Agreement within 10 days of a request by the Consultant to be reimbursed for such expenses. The Consultant shall provide receipts and other expense documentation in a form not different to that required by employees of the Company. The Company shall also provide office space and administrative/secretarial support to the Consultant, either directly or through reimbursement to the Consultant. All travel, telephone or other related expenses shall be reimbursed as well as other related expenses.

         7. Entire Agreement. This Agreement supercedes all prior agreements between the parties concerning its subject matter, including any prior subject matter or dealings between the parties, and constitutes the entire agreement between the parties with respect to matter contained herein.

         8. Taxes. Any and all sales, service, income and other taxes applicable to any payments made by the Company to Consultant under this Agreement shall be the sole responsibility and liability of Consultant. Consultant shall indemnify and hold harmless the Company for any liability or damages imposed upon the Company for taxes payable by or with respect to Consultant.

         9. Confidential Information. Except as permitted pursuant to this
Section 9, during Consultant's engagement with the Company and for a period of two years thereafter, Consultant will hold in strict confidence and not disclose to any person or entity without the express written authorization of the Company, any confidential or secret information, financial, marketing data, including, without limitation financial statements of the Company, technique, process, formula, developmental or experimental work, work in progress, business methods, trade secrets including, without limitation any

Page 4 of 9
Consulting Agreement between
Lahaina Acquisitions, Inc. and
Gator Glory, LLC
June 1, 1999


customer lists, marketing techniques or plans, or any other secret or confidential information relating to the Company (collectively referred to herein as "Confidential Information"), including, without any limitation any information relating to inquiries made by the Company or negotiations with respect to any acquisition of or by the Company; provided, however, that Confidential Information shall not include any of the foregoing which (i) is available to the public generally, or (ii) has been developed by Consultant without use of any Confidential Information, or in connection with Consultant's engagement with the Company and not in violation of any other terms of this Agreement, or (iii) is or has been learned by Consultant through an independent third party who is not, and has not been, affiliated with or employed by the Company or bound by an agreement of confidentiality or fiduciary duty to the Company. Consultant agrees that it will not make any use, outside the scope of Consultant's engagement of any Confidential information, and will not make any use of any Confidential Information at any time for two years after termination of such engagement. Notwithstanding the foregoing, this Agreement shall not prevent Consultant from disclosing any Confidential Information to the extent that disclosure is required by law or any order of a court or government authority with jurisdiction over Consultant.

         10. Independent Contractor. Consultant's relationship to the Company hereunder shall be that of an independent contractor, Consultant shall not be the agent of the Company and shall have no authority to act on behalf of the Company in any manner except in the manner and to the extent that the Company may expressly agree in writing.

         11. Indemnification
                  (a) Liability. Neither Consultant nor its employees shall be liable or accountable to the Company, in damages or otherwise, for any error of judgment, any mistake of fact of law, or any other act or thing which it or its employees may do or refrain from doing in connection with its duties and obligations hereunder, except in the case of its or its employees' gross negligence or intentional misconduct.

                  (b) Indemnification. The Company shall indemnify and hold harmless Consultant with respect to any demands, judgments, settlements, damages, payments or claims of any nature whatsoever arising from or out of the Consultant's performance of its duties hereunder, at law or in equity, in connection with the Consultant's or the Company's activities, actions, operations,

Page 5 of 9
Consulting Agreement between
Lahaina Acquisitions, Inc. and
Gator Glory, LLC
June 1, 1999


         or decisions, including, but not limited to, any errors, omissions, incidents or accidents occurring in connection with such activities, actions, operations or decisions, or otherwise in the course or conduct of its business, which indemnity shall continue notwithstanding the termination at this Agreement.

         12. Waiver. No failure on the part of either party hereto to exercise and no delay by either party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy by either party hereto preclude any other or further exercise thereof or the exercise by such party of any other right, power or remedy. No express waiver or assent by either party hereto of any breach of or default in any term or condition of this Agreement by the other party shall constitute a waiver of or an assent to any succeeding breach of or default in the same or any other term or condition hereof.

         13. Severability. All rights and restrictions contained in this Agreement may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary so that they will not render this Agreement illegal, invalid or unenforceable. If any term of this Agreement, or part not essential to the commercial purpose of this Agreement shall be held illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining terms hereof, or part thereof shall constitute their agreement with respect to the subject manner hereof and all such remaining terms, or parts thereof, shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which will implement the commercial purpose of the illegal, invalid or unenforceable provision.

         14. Notices. All notices, requests, demands and other communications hereunder must be in writing and shall be deemed to have been duly given if delivered by hand or mailed within the continental United States by first class, registered mail, to the applicable party and addressed as follows:

                                    COMPANY:    Lahaina Acquisitions, Inc.
                                                5895 Windward Parkway, Suite 220
                                                Alpharetta, Georgia 30005

Page 6 of 9
Consulting Agreement between
Lahaina Acquisitions, Inc. and
Gator Glory, LLC
June 1, 1999


                                    CONSULTANT:  Gator Glory, LLC
                                                 7276 Sanctuary Lane
                                                 Fernandina Beach, Florida 32034

Any party may change the address or facsimile number to which notices, requests, demands or other communications to such party shall be delivered or mailed by giving notice thereof to the other parties hereto in the manner provided herein.

         15. Governing Law. Regardless of the place of execution, place of performance or otherwise; this Agreement and all amendments, modifications or supplements thereto, and the rights of the parties hereunder, shall be governed by and constituted and enforced in accordance with the laws of the State of Georgia.

         16. Agreement Non-assignable. The parties acknowledge that this Agreement has been entered into as a result of, among other things, the special skills of Consultant, and agree that this Agreement may not be assigned or transferred by Consultant, in whole or in part, without the prior written consent of the Company. Further, the parties agree that this Agreement may not be assigned or transferred by the Company, or Consultant, without the prior written consent of the other party.

         Notwithstanding the foregoing paragraph, the parties agree that this Agreement has been entered into based on the assumption that Consultant would transfer and assign all rights and obligations hereunder to RS & Associates, LLC, a limited liability company to be formed under the laws of the State of Georgia ("RS") or to such other entity as may be formed for the purpose of assuming the rights and obligations hereunder. The Company hereby gives its prior written consent to such assignment.

         17. Headings. The headings as to the contents of particular sections are inserted only for convenience and shall not be construed as a part of this Agreement or as a limitation on or enlargement of the scope of any of the terms or provisions of this Agreement.

Page 7 of 9
Consulting Agreement between
Lahaina Acquisitions, Inc. and
Gator Glory, LLC
June 1, 1999


         18. Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject manor hereof and contains the sole and entire agreement between the parties with respect to the matters covered hereby This Agreement shall not be modified or amended except by an instrument in writing signed by or on behalf of the parties hereto.

                                    [SIGNATURE PAGE FOLLOWS]

Consulting Agreement between
Lahaina Acquisitions, Inc. and
Gator Glory, LLC
June 1, 1999


         IN WITNESS WHEREOF the Company and Consultant have caused this Agreement to be executed as of the date first written above.

THE COMPANY:                                CONSULTANT:

LAHAINA ACQUISITIONS, INC.                  GATOR GLORY, LLC


By:  /s/  Scott Demerau                     By:  /s/ Richard P. Smyth
   -------------------------------             ---------------------------------
Name:  Scott Demerau                        Name:  Richard P. Smyth
     -----------------------------               -------------------------------
Title:  President                           Title:  Managing Member
      ----------------------------                ------------------------------

Page 9 of 9
Consulting Agreement between
Lahaina Acquisitions, Inc. and
Gator Glory, LLC
June 1, 1999
                                 ADDENDUM A-___

         This form shall become a part of the agreement between Lahaina Acquisitions, Inc., a Georgia corporation (hereinafter referred to as the "Company"), its principals, affiliates and successors and Gator Glory, LLC, a Georgia limited liability company, its principals, affiliates and assigns (hereinafter referred to as "Consultant"). The purpose of this Addendum is to list the activities for which services shall be provided by the Consultant to the Company, and for which the Consultant shall be entitled to receive supplemental compensation, in addition to the monthly consulting fee, as listed in Section 5 of the Consulting Agreement dated as of June 1, 1999 between the Company and the Consultant.

Date of this Addendum A- ____:_______________

Description of Activity: ___________________________________

Name of Company/Entity/Asset (if applicable):
________________________________________________________________________________

Date of Initial Activity: ______________________

Term of Activity: ___________ (______) Years from the date of initial activity.

         IN WITNESS WHEREOF the Company and Consultant have caused this Agreement to be executed as of the date first written above.


THE COMPANY:                                CONSULTANT:

LAHAINA ACQUISITIONS, INC.                  GATOR GLORY, LLC


By:  /s/  Scott Demerau                     By:  /s/ Richard P. Smyth
   -------------------------------             ---------------------------------
Name:  Scott Demerau                        Name:  Richard P. Smyth
     -----------------------------               -------------------------------
Title:  President                           Title:  Managing Member
      ----------------------------                ------------------------------